UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: August 6, 2018

(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177	77 Beale Street P.O. Box 770000 San Francisco, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)

(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐

Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Emerging growth company	PG&E Corporation	☐

Emerging growth company	Pacific Gas and Electric Company	☐

Item 1.01. Entry into a Material Definitive Agreement

On August 6, 2018, Pacific Gas and Electric Company (the “Company”), a California corporation and subsidiary of PG&E Corporation (“Corp”), completed the issuance and sale of (i) $500,000,000 aggregate principal amount of 4.25% Senior Notes due 2023 (the “2023 Senior Notes”) and (ii) $300,000,000 aggregate principal amount of 4.65% Senior Notes due 2028 (the “2028 Senior Notes”, and together with the 2023 Senior Notes, the “Notes”).

The Company will use the net proceeds from the offering (i) to repay at maturity $500 million aggregate principal amount of the Company’s outstanding Floating Rate Senior Notes due November 28, 2018, (ii) to repay at maturity $250 million of the Company’s outstanding unsecured term loan maturing on February 22, 2019 (the “Term Loan”) and (iii) for general corporate purposes. Until the aggregate net proceeds are used for their intended purposes, such proceeds will be used for general corporate purposes.

The Notes were sold pursuant to a purchase agreement, dated August 2, 2018 (the “Purchase Agreement”), among the Company, Goldman Sachs & Co. LLC, Mizuho Securities USA LLC, RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc., as representatives of the several initial purchasers named therein (the “Representatives”). The Notes are governed by the terms of the Indenture, dated as of August 6, 2018 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by the First Supplemental Indenture, dated as of August 6, 2018, between the Company and the Trustee relating to the Notes (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

The 2023 Senior Notes will bear interest at a rate of 4.25% per annum. The Company will pay interest on the 2023 Senior Notes semi-annually in arrears on February 1 and August 1 of each year, beginning on February 1, 2019. The 2023 Senior Notes will mature on August 1, 2023. The 2028 Senior Notes will bear interest at a rate of 4.65% per annum. The Company will pay interest on the 2028 Senior Notes semi-annually in arrears on February 1 and August 1 of each year, beginning on February 1, 2019. The 2028 Senior Notes will mature on August 1, 2028. The Notes will be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

The Company may redeem the 2023 Senior Notes and 2028 Senior Notes in whole or in part at any time at the respective redemption prices described in the Indenture. The Notes will be unsecured and will rank equally with all of the Company’s other unsecured and unsubordinated indebtedness from time to time outstanding.

In connection with the issuance and sale of the Notes, the Company entered into a registration rights agreement, dated as of August 6, 2018 (the “Registration Rights Agreement”), with the Representatives, for themselves and on behalf of the other Initial Purchasers (as defined in the Registration Rights Agreement) with respect to the Notes. Under the Registration Rights Agreement, the Company has agreed, with respect to the Notes, to file a registration statement with respect to an offer to exchange the Notes of each series for a new issue of substantially identical notes registered under the Securities Act, to cause an exchange offer registration statement to be declared effective and to consummate the exchange offer not later than the 365th day following the closing of the offering. The Company may be required to provide a shelf registration statement to cover resales of the Notes under certain circumstances. If the Company fails to satisfy these and other obligations contained in the Registration Rights Agreement, additional payments of interest will accrue on the Notes.

The foregoing descriptions of the Notes, Purchase Agreement, Base Indenture, First Supplemental Indenture and Registration Rights Agreement do not purport to be complete, and are qualified in their entirety by reference to the Specimens of the 2023 Senior Notes and 2028 Senior Notes, Purchase Agreement, Base Indenture, First Supplemental Indenture and Registration Rights Agreement, which are filed hereto as Exhibits 4.3, 4.4, 10.1, 4.1, 4.2 and 4.5 respectively, which are incorporated herein by reference.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws of any state of the United States, and may not be offered or sold within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

This report does not constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information regarding the Notes, Base Indenture, First Supplemental Indenture and Registration Rights Agreement provided in Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of August 6, 2018, between Pacific Gas and Electric Company and The Bank of New York Mellon Trust Company, N.A.

4.2	First Supplemental Indenture, dated as of August 6, 2018, relating to the issuance by Pacific Gas and Electric Company of $500,000,000 aggregate principal amount of 4.25% Senior Notes due 2023 and $300,000,000 aggregate principal amount of 4.65% Senior Notes due 2028.

4.3	Specimen of 4.25% Senior Notes due 2023 (included as Exhibit 1 to First Supplemental Indenture filed as Exhibit 4.2).

4.4	Specimen of 4.65% Senior Notes due 2028 (included as Exhibit 1 to First Supplemental Indenture filed as Exhibit 4.2).

4.5	Registration Rights Agreement, dated as of August 6, 2018, among Pacific Gas and Electric Company, Goldman Sachs & Co. LLC, Mizuho Securities USA LLC, RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc., as representatives of the initial purchasers.

10.1	Purchase Agreement, dated as of August 2, 2018, among Pacific Gas and Electric Company, Goldman Sachs & Co. LLC, Mizuho Securities USA LLC, RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc., as representatives of the initial purchasers listed on Schedules I-A and I-B thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

	By:	/s/ David S. Thomason
David S. Thomason
Dated: August 6, 2018		Vice President and Controller

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ David S. Thomason
David S. Thomason
Dated: August 6, 2018		Vice President, Chief Financial Officer and Controller